EXHIBIT 99

      TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE BEGINNING JANUARY 8, 2002


                           FORWARD-LOOKING STATEMENTS

   Except for historical information discussed, the statements made today are forward looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                        HRC: BUILDING A LEADING FRANCHISE

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                                  JANUARY 1984

         Richard M. Scrushy Founds Company Based on Ambulatory Delivery

                               [Graphic omitted.]
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                                  SEPTEMBER 1984

            Little Rock, Arkansa Outpatient Rehab Opens for Business

                               [Graphic omitted.]
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                                    MAY 1985

           First Inpatient Rehab Hospital in Florence, South Carolina

                               [Graphic omitted.]
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                                    1986-1993

                       Built Company to $500MM in Revenue

                               [Graphic omitted.]
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                                  DECEMBER 1993

                      Acquisition of NME's Rehab Hospitals

                               [Graphic omitted.]

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                                    JULY 1994

 HRC Continues to Grow Existing Product Lines and Enters the Diagnostic Business
             with the Acquisition of Diagnostic Health Corporation


                               [Graphic omitted.]

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                                    JUNE 1995

 HRC Continues to Grow Existing Business Lines and Enters the Ambulatory Surgery
          Business with the Acquisition of Surgical Health Corporation

                               [Graphic omitted.]

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                                    1995-1999

                 Completed and Integrated 12 Major Acquisitions

                               [Graphic omitted.]

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                                  NOVEMBER 2001

             HRC Breaks Ground on the World's First Digital Hospital


                                [Graphic omitted.]

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                          HEALTHSOUTH Digital Hospital
                               [Graphic omitted.]
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                            HEALTHSOUTH Corporation:
                   The Healthcare Company of the 21st Century
o        Annual Revenues Over $4.3 Billion
o        Annual EBITDA Over $1.2 Billion
o        Over 1,900 Locations
o        Over 50,000 Employees
o        Up to 100,000 Patients Treated per Day

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                            HEALTHSOUTH Corporation:
                   The Healthcare Company of the 21st Century
o        Leading Provider of Rehabilitative Services
o        Leading Provider of Outpatient Surgery
o        Leading Provider of Freestanding Diagnostic Services
o        Leader in Technological Innovations
o        Strong Growth Potential


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                           HRC: Growing the Franchise

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                             HRC's Key Constituents
o        Patients
o        Physicians
o        Payors
o        Shareholders

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                             Focus on the "Three Ps"
                             HRC Adds Value To . . .
o        Patients
o        Physicians
o        Payors

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                           HRC Adds Value to Patients
o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Pristine Facilities


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                         Recognized Clinical Excellence

                           2002 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

HRC Rehabilitation Hospitals                                           95
National Hospital Organizations                                        91

HRC Surgery Centers                                                    95
HRC Diagnostic Centers                                                 95
National Ambulatory Organizations                                      93

Source:  2001 JCAHO Survey Results

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                          HRC Adds Value to Physicians
o        Superior Clinical Care
o        Convenience of Ambulatory Setting
o        Dependable Block Times for Surgeons
o        Access to Additional Patient Volume
o        Ideal Platform for Introducing New Procedures and Technologies

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                            HRC Adds Value to Payors
o        Lower Cost Per Episode
o        Ambulatory Setting More Cost Efficient
    PROCEDURE                HRC    ACUTE CARE  SAVINGS
    ---------              -------  ----------  -------
    Knee (ACL)             $1,607    $2,768       42%
    Mastectomy             $1,313    $2,430       46%
    Colonoscopy            $  582    $2,197       73%

o        National Provider Network
o        Electronic Claims Submission

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                        Adding Value to the "Three Ps" =
                         Adding Value to the Shareholder

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                             Core Growth Initiatives
o        Focus on Key Markets
o        Realize the Benefits of PPS
o        Increase Capacity Utilization
o        Continue To Improve Pricing
o        Focus on Physician Relationships
o        Aggressively Market Our Services

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                              Focus on Key Markets
o        Top Expansion Markets Identified
o        Development Efforts Prioritized by Impact
o        Become Leading Provider in These Markets

                        RESULT: LEVERAGE REFERRAL NETWORK

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                           Realize the Benefits of PPS
o        Effective January 1, 2002
o        Benefits Efficient Providers
o        Projected Contribution of at Least $0.07 to EPS in 2002

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                          Increase Capacity Utilization
o        Adding Surgeons Through Partnership Syndications
         -  520 Added to Date
         -  Same Store Surgery Volume Up 5 Consecutive Quarters
o        PT Expansion into Fitness Centers
         -  Strong Results from Pilot Programs
o        New Surgical and Diagnostic Innovations
         -  Trivex             - PET Scanner
         -  OssaTron           - R2 Technology (Mammograms)
         -  Cardiac CT

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                           Continue to Improve Pricing
o        Stress Value HRC Provides to Payors
           Ambulatory vs. Acute
o        Manage Case Mix in Inpatient Rehab, Surgery & Diagnostic
o        Expand Service Offerings in Rehab
         -   Functional Capacity Evaluations (FCEs)
         -   Alliance with American Stroke Association
         -   Heart College

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                        Focus on Physician Relationships
o        Expand Physician Base
o        Increase the Number of Referrals per Physician
o        Ensure Maximum Utilization by Surgical Partners
o        Highlight Physicians Through Various Media Outlets

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                        Focus on Physician Relationships

Current:          85,000 Referring Physicians
                  x 35 New Referrals per Year
                  = 3,000,000 New Patients Annually

Goal:             100,000 Referring Physicians
                  X 45 New Referrals per Year
                  = 4,000,000 New Patients Annually

                   RESULT: 33% INCREASE IN NEW PATIENT VOLUME

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                        Aggressively Market Our Services
o        Emphasize Superior Clinical Care
o        Stress Convenience of Ambulatory Setting
o        Benefit from Sports Affiliations and Other Branding Methods
o        Promote Private Pay Procedures (Plastics)
o        Leverage Exclusivity Arrangements (Trivex)

              RESULT: GREATER THROUGHPUT FOR HRC AND PHYSICIAN BASE

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                            Other Growth Initiatives
o        Clinical Trials
         -   Infrastructure in Place
         -   52 Trials Currently in Pipeline
o        Digital Hospital
         -   Opening Early 2004
         -   Will Provide a New Prototype (with Potential for Expansion)
o        Evaluate Acquisition Opportunities
         -   Within Existing Lines of Business
         -   Complementary Ambulatory Businesses

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                          HRC: Expanding the Franchise

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                          HEALTHSOUTH Is Expanding the
                            Definition of Healthcare

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                              Healthcare is NOT...
o        Just Rehabilitating Injuries
o        Just Curing Diseases
o        Just Performing Surgeries
o        Just Treating Sick People

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                          Healthcare Is "A Way of Life"
o        Living a Healthy Lifestyle
o        Taking Preventative Measures
o        Staying Informed About Health-Related Issues
o        Making Educated Decisions
o        Taking Care of Yourself Through Nutrition and Exercise
o        Promoting Early Detection

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                             Healthcare Usage Curve

                               [Graphic omitted.]

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                                Life Cycle Stages
o        Child
o        Teen Age
o        Young Adult
o        Adult
o        Middle Age
o        Mature Adult
o        Senior/Elderly

                            Where's the Opportunity?

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                                  Target Market

                               [Graphic omitted.]

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                          Demographics of Target Market
o        Under 50
         -  Approximately 180MM People
         -  Largest Segment of Overall Population
o        Employed
         -  Covered by Some Form of Health Plan
         -  Can Afford Private Pay Procedures
o        Physically Active & Nutritionally Aware
o        Extensive User of Information Sources
         -  Internet and Other Educational Media

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                             Rising Healthcare Costs
                            Will Affect Target Market
o  Healthcare Spending Will Double Over the Next Decade to $2.6 Trillion
o 46% of Large Employers Will Require Employees To Pay a Higher Percentage of Costs by Raising Deductibles and Co-pays

Source:  WALL STREET JOURNAL, December 10, 2001


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                           Impact of Rising Healthcare
                             Costs On Target Market
o        Increasing Popularity of Medical Savings Accounts
o        Incentive for Employees to Research Providers for Quality/Cost
o        Incentive for Employees to Practice Preventative Measures
o        Increasing Consumer Control Over Provider Choices

Source:  WALL STREET JOURNAL, December 10, 2001

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                            Concerns of Target Market
o        Over One Million Deaths per Year Can Be Attributed to Cardiovascular
         Disease
o Approximately One-Third of These Deaths Could Be Prevented Through Proper Diet and Exercise

Source:  WALL STREET JOURNAL, January 2, 2002

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                        Capitalize on Target Market Needs
o        Wellness Programs
         -   Promote Heart College
         -   Expand Cardiac CT to Other Facilities
         -   Target Executives with Wellness Programs
o        Fitness Centers
         -   Expand PT into Fitness Centers
         - Cultivate Natural Cross-Referral Patterns Between PT and Fitness Centers

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                        Capitalize on Target Market Needs
o        Nutriceuticals
         -   Expand GNC Partnership
         -   Promote via "Go For It TV" and Other Media
o        Health Information/Media
         -   BACK TO HEALTH Network
         -   State of the Art Website
         -   Largest Video Library of Surgical Procedures
         -   Strategic Media Partners
         -   Promotion of All HEALTHSOUTH Products and Services

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                               Financial Strategy

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                          Maintain Financial Discipline
o        Deploy Capital Wisely
o        Strict Return Requirements (20+% ROE)
o        Manage Growth within Financial Guidelines
-        Debt-to-Cap < 60%
-        Interest Coverage > 5X
-        Debt-to-EBITDA < 3.5X

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                                     Summary
o        Stress Value of HRC to the "Three Ps"
o        Grow Core Businesses
o        Expand HRC Customer Base with New Products & Services
o        Maintain Financial Discipline